UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

SB ONE BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	001-12569 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

95 Route 17

Paramus, New Jersey 07652
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SBBX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with George Lista’s continued service as President of SB One Insurance Agency, SB One Bancorp (the “Company”) and SB One Bank entered into an Employment Agreement dated January 29, 2020 with George Lista (the “Employment Agreement”). The Employment Agreement provides for the payment of an annual base salary in the amount of $250,000 and an annual auto allowance of $15,300. The Employment Agreement further provides for participation in the incentive plan for executive officers of SB One Bank and any other employee benefit, incentive or retirement plans offered to employees generally or to senior management of SB One Bank. In the event that Mr. Lista’s employment is terminated by the Company or SB One Bank without cause before a change in control of the Company, or if Mr. Lista resigns for “good reason” as defined in the Employment Agreement, the Company or SB One Bank will continue to pay Mr. Lisa his then current base salary, and continue his health and other insurance benefits, for a period of one year. In the event that Mr. Lista’s employment is terminated by the Company or SB One Bank upon the occurrence of a change in control of the Company or if Mr. Lista resigns for cause within 18 months following the occurrence of a change in control of the Company, he is entitled to a lump sum payment equal to two times his then-current base salary. In the event of the termination of his employment with SB One Bank, for a period of one year following the date of such termination he will be subject to certain non-competition, non-solicitation, non-hire and cooperation covenants.

The foregoing summary of the terms and conditions of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement dated January 29, 2020, by and between the Company, SB One Bank and George Lista.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB ONE BANCORP

Date: February 4, 2020	By:	/s/ Adriano Duarte
Adriano Duarte
Executive Vice President and Chief Financial Officer